UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2009
Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 349-8451
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
On April 20, 2009, Park National Corporation (“Park”) issued a news release (the “Operating Results News Release”) announcing operating results for the three months ended March 31, 2009. A copy of this Operating Results News Release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Park’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate Park’s performance. Specifically, management reviews return on average tangible realized common equity and return on average tangible assets. Management has included in the Operating Results News Release information relating to the return on average tangible realized common equity and return on average tangible assets for the three-month periods ended March 31, 2009 and 2008. For purpose of calculating the return on average tangible realized common equity, a non-GAAP financial measure, net income available to common shareholders for each period is divided by average tangible realized common equity during the period. Average tangible realized common equity equals average stockholders’ equity during the applicable period less (i) average goodwill and other intangible assets during the period, (ii) average accumulated other comprehensive income (loss), net of taxes, during the period, and (iii) average preferred stock. For the purpose of calculating the return on average tangible assets, a non-GAAP financial measure, net income available to common shareholders for each period is divided by average tangible assets during the period. Average tangible assets equals average assets during the applicable period less average goodwill and other intangible assets during the applicable period. Management believes that return on average tangible realized common equity presents additional information to the reader of the consolidated financial statements, which, when read in conjunction with the consolidated financial statements prepared in accordance with GAAP, assist in analyzing Park’s operating performance and ensures comparability of operating performance from period to period while eliminating certain non-operational effects of acquisitions and unrealized gains and losses arising from mark-to-market accounting for the fair market value of investment securities. In the Operating Results News Release, Park has provided a reconciliation of average tangible realized common equity to average stockholders’ equity, as well as average tangible assets to average assets solely for the purpose of complying with SEC Regulation G and not as an indication that return on average tangible realized common equity or return on average tangible assets are a substitute for return on average equity or return on average assets as determined by GAAP.
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 20, 2009, Park issued a second news release (the “Changes in Directors News Release”) announcing the retirement of J. Gilbert Reese from the Boards of Directors of Park and The Park National Bank (a wholly-owned subsidiary of Park), effective that day. Mr. Reese has served on the Park Board of Directors since 1987, when the corporation was founded. Mr. Reese served in the class of directors whose terms will expire in 2010. Further, he has served on the Board of Directors of The Park National Bank for 44 years. The Board of Directors of The Park National Bank also named Mr. Reese as a Director Emeritus of the Bank, effective April 20, 2009. A copy of the Changes in Directors News Release is included as Exhibit 99.2 to this Form 8-K and incorporated by reference herein.

On April 20, 2009, the Park Board of Directors, upon the recommendation of the Nominating Committee, elected Sarah Reese Wallace to fill the vacancy in the class of directors whose terms will expire in 2010, created by the retirement of her father J. Gilbert Reese, effective that day. Ms. Wallace has served as a director of The Park National Bank since 2008 and also serves as chairman and a director of First Federal Savings and Loan Association, based in Newark, Ohio, where she served as president from 1982 to 1999.
The Park Board of Directors has determined that Ms. Wallace and her immediate family members (i) have and have had no relationship with Park or any of Park’s subsidiaries, either directly or indirectly, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or family relationship, and (ii) have had no transactions (and presently do not expect to have any transactions) with Park or any of Park’s subsidiaries, either directly or indirectly, that would be inconsistent with a determination that Ms. Wallace satisfies the independence standards specified in the applicable sections of the NYSE Amex Company Guide and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).
During Park’s fiscal year ended December 31, 2008, Ms. Wallace, members of her immediate family and firms, corporations or other entities with which they are affiliated, were customers of and had banking transactions with one or more of Park’s subsidiary banks and/or their respective divisions in the ordinary course of business and in compliance with applicable federal and state laws and regulations. It is expected that similar banking transactions will be entered into in the future.
The Changes in Directors News Release, included as Exhibit 99.2 to this Current Report on Form 8-K, also announces the election of Sarah Reese Wallace to the Park Board of Directors.
Item 8.01 — Other Events
Declaration of Cash Dividend
As reported in the Operating Results News Release, on April 20, 2009, the Park Board of Directors declared a $0.94 per share regular quarterly cash dividend in respect of Park’s common shares. The dividend is payable on June 10, 2009 to common shareholders of record as of the close of business on May 27, 2009. A copy of the News Release is included as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 — Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable

(c)	Not applicable
(d)	Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on April 20, 2009 addressing operating results for the three months ended March 31, 2009.

99.2	News Release issued by Park National Corporation on April 20, 2009 addressing the retirement of J. Gilbert Reese as a director and the election of Sarah Reese Wallace as a director.
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: April 20, 2009	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated April 20, 2009
Park National Corporation

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on April 20, 2009 addressing operating results for the three months ended March 31, 2009.

99.2	News Release issued by Park National Corporation on April 20, 2009 addressing the retirement of J. Gilbert Reese as a director and the election of Sarah Reese Wallace as a director.